SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2025 (August 5, 2025)

NEURALBASE AI LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-33325	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

10409 Pacific Palisades Ave.

Las Vegas, NV 89144-1221

+1 727 314 3717

 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

NeuralBase AI Ltd.

Form 8-K

Current Report

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed solely to clarify a typographical inconsistency in the Current Report on Form 8-K filed on September 18, 2025. That filing correctly identified the record date of the forward stock split as September 26, 2025, but a subsequent reference in the same section inadvertently stated September 30, 2025. The correct record date is September 26, 2025. No other changes have been made to the Form 8-K.

Item 8.01 Other Events

On August 5, 2025, the Company’s Board of Directors approved and effected the cancellation of an aggregate of 24,000,000 shares (20,000,000 shares of common stock and 4,000,000 shares of Series A Preferred Stock) previously issued and outstanding. The cancellation was completed and made effective on September 3, 2025, and these shares were returned to treasury and cancelled as of that date.

Following the cancellation, the Company had 44,790,183 shares of common stock, 5,003,773 shares of Series A Preferred Stock, and 3,500,000 shares of Series B Preferred Stock issued and outstanding, as confirmed by the Company’s transfer agent.

On September 9, 2025, the Company’s Board of Directors approved a 5-for-1 forward stock split of its issued and outstanding common stock. No fractional shares will be issued; any fractional entitlement will be rounded up to the nearest whole share. Upon completion of the split, shareholders of record at the close of business on the record date of September 26, 2025, will receive four additional shares for each share of common stock they own. The payment date will be set by FINRA upon their review and approval of the split. At that time, the Company’s common stock will begin trading on a split-adjusted basis, and FINRA will announce the split on the daily list one business day prior.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NeuralBase AI Ltd.

Dated: September 22, 2025	/s/ Vighnesh Dobale
By: Vighnesh Dobale
Title: Chief Executive Officer

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